UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 17, 2006
ANDREW CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-14617 (Commission File Number)	36-2092797 (I.R.S. Employer Identification No.)
3 Westbrook Corporate Center, Suite 900 Westchester, IL 60154
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (708) 236-6600
None

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On October 17, 2006, a Reuters news article was published based in part on an interview given by Ralph Faison, Chief Executive Officer of Andrew Corporation (“Andrew” or the “Company”), while traveling in China. This Form 8-K is being furnished to clarify certain statements in the article. The article stated that the Company “aimed to boost its operational margins to 10 percent within 3 years from 6.2 percent at the end of 2005 by continuing to restructure and outsource its business.” Andrew hereby clarifies that in the interview Mr. Faison discussed the Company’s previously disclosed “long-term goal” of achieving 10 percent operating income without stating a specific timetable. Mr. Faison separately noted in response to a different question in another context that in the technology industry “long-term” can be as little as three to five years. The article also stated that the Company “would continue to outperform the industry’s anticipated high single-digit percentage growth in the coming years with 10-15 percent growth.” Andrew hereby clarifies that the quantitative growth rates mentioned by Mr. Faison in the interview referred to the Company’s revenue growth in certain historical periods and were not a quantitative forecast of future growth rates and should not be relied upon as such. While Andrew continues to target growth at higher than anticipated industry growth rates, the Company does not as a matter of policy provide long-term quantitative forecasts of anticipated Company and industry growth rates.
     Investors should refer to the Company’s periodic filings with the SEC for information regarding the Company’s business and operating and financial performance. The Company assumes no responsibility for, and undertakes no obligation to correct or update, inaccurate media reports regarding this or other matters except to the extent required by law. The information contained herein is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K.
*       *       *       *
     Cautionary Statement Regarding Forward-Looking Statements. Statements in this Form 8-K that are not historical, including statements regarding operating margins and growth rates, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s current, preliminary, expectations and are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. These risks and uncertainties include the effectiveness, timing and cost of the Company’s production changes, and other general economic and market factors. Other risks and uncertainties are set forth in the Company’s Form 10-K for the year ended September 30, 2005, and other documents filed with the Securities and Exchange Commission. The forward-looking statements are made only as of the date of this Form 8-K, and the Company disclaims any obligation to revise these forward-looking statements or to provide any updates regarding information contained in this release resulting from new information, future events or otherwise except to the extent required by law.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION
Date: October 18, 2006	By:	/s/ Marty Kittrell
Marty Kittrell
Chief Financial Officer